SUMMARY PROSPECTUS MAY 1, 2020	High Yield Bond Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling (888) 455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2020, along with the Portfolio’s most recent annual report dated December 31, 2019, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from us at (888) 455-2232, free of charge. Instead, annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports and other communications electronically by signing up for eDelivery at NorthwesternMutual.com/Paperless.

You may elect to receive all future shareholder reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (888) 455-2232. Your election to receive shareholder reports in paper will apply to all future such reports.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve high current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.45%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33.09% of the average value of its portfolio.

NMSF–95	Northwestern Mutual Series Fund, Inc.

High Yield Bond Portfolio

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. There is no minimal acceptable rating for a security to be purchased or held by the Portfolio. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio consist primarily of U.S. dollar denominated securities but may also include non-U.S. dollar denominated securities.

The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio.

The adviser selects securities that it believes have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The adviser’s securities selection process consists of a credit-intensive, fundamental analysis of the issuer. The adviser’s analysis focuses on the issuer’s financial condition, business and product strength, competitive position and management expertise. Further, the adviser considers current economic, financial market and industry factors, which may affect the issuer. The adviser does not limit the Portfolio’s investments to securities of a particular maturity range and does not target an average effective maturity or duration.

In addition, as part of its security selection process, among other factors, the adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Portfolio may invest. These determinations are integrated into the credit analysis process and may not be conclusive. This aspect of the security selection process does not automatically result in excluding or screening out sectors or specific issuers but may be used by the adviser to improve the Portfolio’s risk/reward characteristics and prospects for long-term out-performance.

The adviser strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes the adviser’s conclusion.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•

High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.

•	Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.

•

Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise

Northwestern Mutual Series Fund, Inc.	NMSF–96

High Yield Bond Portfolio

in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

•

Liquidity Risk – High yield debt securities may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.

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Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 1st – ‘19 7.57%    Worst Qtr: 3rd – ‘11 -6.78%

Average Annual Total Return

(for periods ended December 31, 2019)

1 Yr	5 Yrs	10 Yrs
High Yield Bond Portfolio
14.97%	6.21%	7.04%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index
(reflects no deduction for fees, expenses or taxes)
14.32%	6.14%	7.55%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average
(reflects deductions for fees and expenses)
12.96%	5.12%	6.73%

NMSF–97	Northwestern Mutual Series Fund, Inc.

High Yield Bond Portfolio

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Federated Investment Management Company (Federated)

Portfolio Manager: Mark E. Durbiano, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has been with Federated since 1982 and has managed the Portfolio since 2014.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

NMSF–98	Northwestern Mutual Series Fund, Inc.